EXHIBIT 99.3

                    The Reader's Digest Association, Inc.

    Index to Unaudited Pro Forma Condensed Combined Financial Information

Unaudited Pro Forma Condensed Combined Financial Information of The Reader's Digest Association, Inc. and Reiman Holding Company, LLC.

Unaudited Pro Forma Condensed Combined Statement of Income for the
Twelve-Months Ended June 30, 2001.............................................2

Notes to Unaudited Pro Forma Condensed Combined Statement of Income for the
Twelve-Months Ended June 30, 2001.............................................3

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2002.....5

Unaudited Pro Forma Condensed Combined Statement of Income for the
Nine-Months Ended March 31, 2002..............................................6

Notes to Unaudited Pro Forma Condensed Combined Financial Information as
of, and for the Nine-Months Ended, March 31, 2002.............................7



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
                                                        The Reader's Digest Association, Inc.
                                            Unaudited Pro Forma Condensed Combined Statement of Income
                                                     For the Twelve-Months Ended June 30, 2001
                                                          (In millions, except per share data)



                                                          Historical Information
                                                                                                Reiman             Reader's
                                                                                             Acquisition          Digest and
                                                     Reader's Digest       Reiman             Pro Forma             Reiman
                                                      June 30, 2001    June 30, 2001         Adjustments          Pro Forma

Revenues                                               $   2,518.2       $   311.4        $     (0.4) (a)         $  2,824.4
                                                                                                (2.1) (b)
                                                                                                (2.7) (f)

Product, distribution and editorial expenses                (971.2)         (197.1)              0.4  (a)           (1,070.6)
                                                                                                96.5  (b)
                                                                                                 0.8  (f)

Promotion, marketing and administrative expenses          (1,299.6)          (93.8)            (94.4) (b)           (1,473.2)
                                                                                                48.4  (c)
                                                                                               (33.5) (d)
                                                                                                 1.3  (f)
                                                                                                (1.6) (g)

Other operating items and impairment losses                  (18.4)             --                --                   (18.4)
                                                       -----------       ---------        ----------              ----------

  Operating profit                                           229.0            20.5              12.7                   262.2
Other (expense) income, net                                  (41.2)          (29.0)             29.3  (c)             (109.7)
                                                                                               (68.8) (e)
                                                       -----------       ---------        ----------              ----------

  Income before provision for income taxes                   187.8            (8.5)            (26.8)                  152.5
Provision for income taxes                                   (55.7)            0.2              13.9  (h)              (41.6)
                                                       -----------       ---------        ----------              ----------

  Net income                                           $     132.1       $    (8.3)       $    (12.9)             $    110.9
                                                       ===========       =========        ==========              ==========

Basic earnings per share:
  Weighted-average common shares                             102.7                                                     102.7
                                                       -----------                                                ----------
  Pro forma basic earnings per share                   $      1.27                                                $     1.07
                                                       ===========                                                ==========

Diluted earnings per share:
  Adjusted weighted-average common shares                    103.7                                                     103.7
                                                       -----------                                                ----------
  Pro forma diluted earnings per share                 $      1.26                                                $     1.06
                                                       ===========                                                ==========




The accompanying notes to Unaudited Pro Forma Condensed Combined Statementof Income are an integral part of this statement.


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                    The Reader's Digest Association, Inc.

     Notes to Unaudited Pro Forma Condensed Combined Statement of Income

                  For the Twelve-Months Ended June 30, 2001
                                (In millions)

Financial information for The Reader's Digest Association, Inc. ("Reader's Digest") is for the twelve-months ended June 30, 2001 and was derived from Reader's Digest's 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 27, 2001. Unaudited financial information for Reiman Holding Company, LLC ("Reiman") is for the twelve-months ended June 30, 2001 and was obtained by combining unaudited financial data for Reiman for the six-months ended December 31, 2000 with unaudited financial data for the six-months ended June 30, 2001.

Notes to Unaudited Pro Forma Condensed Combined Statement of Income:

The adjustments to the unaudited pro forma condensed combined statement of income for the twelve-months ended June 30, 2001 have been calculated assuming the acquisition took place on July 1, 2000, and are as follows:

(a) To eliminate revenues and expenses related to transactions between Reiman and Reader's Digest.

(b) To reclassify amounts derived from Reiman's historical financial statements to conform to Reader's Digest's presentation. Such costs include:

      - Promotion costs of $96.5, reclassified from product, distribution and editorial expenses to promotion, marketing, and administrative expenses.
      - Bad debt expense of $2.8, reclassified from promotion, marketing, and administrative expenses to revenues.
      - Agent commissions of $0.7, reclassified from revenues to promotion, marketing, and administrative expenses.

(c)   To eliminate:
      - Compensation expense related to put options not assumed by Reader's Digest, of $1.7.
      - Interest expense related to Reiman's debt, which was not assumed as part of the acquisition, of $29.3.
      - Amortization expense related to Reiman's historical intangible assets, of $46.7.

(d) To record amortization related to the acquired subscriber list intangible assets. Such subscriber lists are being amortized over their estimated useful lives, between three and six years. Reader's Digest has determined that the acquired tradename intangible assets have an indefinite life.

(e) To record incremental interest expense related to the $850.0 of debt incurred by Reader's Digest to consummate the Reiman acquisition, pay related financing and transaction costs, and refinance existing working capital obligations (see Note (b) in the Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2002, contained herein). This amount includes amortization of deferred financing fees of $14.2. For purposes of the pro forma financial information, the interest rate on these borrowings is assumed to be set each quarter using the three-month LIBOR on the first day of the quarter, and assumes minimum quarterly principal repayments of $7.1.

(f) To conform Reiman's magazine revenue recognition policy to Reader's Digest's policy.

(g) To conform Reiman's policies for capitalization and amortization of direct response advertising costs to Reader's Digest's policies.

(h) To record income tax expense for pro forma adjustments as well as adjust Reiman's historical income tax expense.


                   The Reader's Digest Association, Inc.
           Unaudited Pro Forma Condensed Combined Balance Sheet
                           As of March 31, 2002
                               (In millions)

                                                                                                                          Reader's
                                                     Historical Information                                                Digest
                                                     Reader's                     Reiman       Reader's       Other     Reiman, and
                                                      Digest         Reiamn     Acquisition   Digest and   Transaction     Other
                                                     March 31,      March 31,    Pro Forma      Reiman      Pro Forma   Transaction
                                                       2002           2002      Adjustments   Pro Forma    Adjustments   Pro Forma
Assets:
  Cash and cash equivalents                         $     40.9     $    4.7     $    --      $     45.6      $   13      $    59.0
  Accounts receivable, net                               308.1         25.7          --           333.8          --          333.8
  Inventories, net                                       153.6         10.2          --           163.8          --          163.8
  Prepaid and deferred promotion costs                    87.6          4.2         6.6 (e)       142.1          --          142.1
                                                                                   43.7 (c)

  Prepaid expenses and other current assets              190.7          1.9        (0.7)(a)       197.6          --          197.6
                                                                                    5.7 (e)
                                                    ----------     --------     -------      ----------      ------      ---------
Total current assets                                     780.9         46.7        55.3           882.9        13.4          896.3
  Property, plant and equipment, net                     158.9         10.2          --           169.1          --          169.1
  Goodwill and other intangible assets, net              402.8        509.9      (509.9)(a)     1,257.3          --        1,257.3
                                                                                  206.8 (a)
                                                                                  647.7 (a)

  Other noncurrent assets                                360.2         67.5        (0.7)(a)       389.5         1.3(b)       390.8
                                                                                   14.2 (b)
                                                                                  (51.7)(c)
                                                    ----------     --------     -------      ----------      ------      ---------
Total assets                                        $  1,702.8     $  634.3     $ 361.7      $  2,698.8      $ 14.7      $ 2,713.5
                                                    ==========     ========     =======      ==========      ======      =========

Liabilities and stockholders' equity
  Loans and notes payable                           $    154.1     $   33.4     $ (33.4)(a)  $    113.9      $  3.4 (b)  $    32.0
                                                                                  (68.8)(b)                   (85.3)(b)
                                                                                   28.6 (b)

  Accounts payable                                        83.9         13.9          --            97.8          --           97.8
  Accrued expenses                                       260.3          2.7        (0.4)(a)       263.4          --          263.4
                                                                                    0.8 (a)

  Income taxes payable                                    56.1           --          --            56.1          --           56.1
  Unearned revenues                                      306.3          2.1       116.5 (d)       443.3          --          443.3
                                                                                   18.4 (e)

  Other current liabilities                                3.4           --          --             3.4          --            3.4
                                                    ----------     ---------    -------      ----------      ------      ---------
Total current liabilities                                864.1         52.1        61.7           977.9       (81.9)         896.0

  Unearned revenues                                       66.6        183.4      (116.5)(d)       133.5          --          133.5
  Other noncurrent liabilities                           284.9        206.6      (206.6)(a)     1,106.3        96.6 (b)    1,202.9
                                                                                  821.4 (b)
                                                    ----------     --------     -------      ----------      ------      ---------
Total liabilities                                      1,215.6        442.1       560.0         2,217.7        14.7        2,232.4

Stockholders' equity
  Capital and preferred stock                             25.1        281.2      (281.2)(a)        25.1          --           25.1
  Paid-in capital                                        225.3         82.0       (82.0)(a)       225.3          --          225.3
  Excess purchase price over predecessor basis              --        (61.1)       61.1 (a)          --          --             --
  Retained earnings (accumulated deficit)              1,270.4       (109.9)      109.9 (a)     1,264.3          --        1,264.3
                                                                                   (6.1)(e)
  Accumulated other comprehensive loss                   (80.1)          --          --           (80.1)         --          (80.1)
  Treasury stock, at cost                               (953.5)          --          --          (953.5)         --         (953.5)
                                                    ----------     --------     -------      ----------      ------      ---------
Total stockholders' equity                               487.2        192.2      (198.3)          481.1          --          481.1
                                                    ----------     --------     -------      ----------      ------      ---------
Total liabilities and stockholders' equity          $  1,702.8     $  634.3     $ 361.7      $  2,698.8      $ 14.7      $ 2,713.5
                                                    ==========     ========     =======      ==========      ======      =========


The accompanying notes to Unaudited Pro Forma Condensed Combined Balance Sheet are an integral part of this balance sheet.


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

                                                     The Reader's Digest Association, Inc.
                                          Unaudited Pro Forma Condensed Combined Statement of Income
                                                    For the Nine-Months Ended March 31, 2002
                                                      (In millions, except per share data)


                                                         Historical Information
                                                                                             Reiman
                                                                                           Acquisition      Reader's Digest
                                                     Reader's Digest         Reiman         Pro Forma         and Reiman
                                                     March 31, 2002      March 31, 2002    Adjustments        Pro Forma
Revenues                                                $ 1,823.3           $  245.9       $  (0.1) (f)       $  2,061.0
                                                                                              (3.4) (g)
                                                                                              (4.7) (k)

Product, distribution and editorial expenses               (725.6)            (150.4)          0.1  (f)           (805.2)
                                                                                              69.3  (g)
                                                                                               1.4  (k)

Promotion, marketing and administrative expenses           (946.6)             (68.7)        (65.9) (g)         (1,073.6)
                                                                                              31.9  (h)
                                                                                             (25.1) (i)
                                                                                               1.3  (k)
                                                                                              (0.5) (l)
Other operating items and impairment losses                    --                 --            --                    --

  Operating profit                                          151.1               26.8           4.3                 182.2

Other (expense) income, net                                  (5.7)             (13.8)         13.9  (h)            (36.0)
                                                                                             (30.4) (j)
  Income before provision for income taxes                  145.4               13.0         (12.2)                146.2
Provision for income taxes                                  (51.2)               0.6          (0.9) (m)            (51.5)

  Net income                                            $    94.2           $   13.6       $ (13.1)           $     94.7

Basic earnings per share:
  Weighted-average common shares                            100.5                                                  100.5
  Pro forma basic earnings per share                    $    0.93                                             $     0.93

Diluted earnings per share:
  Adjusted weighted-average common shares                   100.8                                                  100.8
  Pro forma diluted earnings per share                  $    0.92                                             $     0.93





The accompanying notes to Unaudited Pro Forma Condensed Combined Statement of Income are an integral part of this statement.


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                    The Reader's Digest Association, Inc.

    Notes to Unaudited Pro Forma Condensed Combined Financial Information

            As of, and for the Nine-Months Ended, March 31, 2002
                                (In millions)

Financial information for Reader's Digest is as of, and for the nine-months ended, March 31, 2002, and was derived from Reader's Digest's unaudited Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2002. Unaudited financial information for Reiman is as of, and for the nine-months ended, March 31, 2002. The financial information for Reiman for the nine-months ended March 31, 2002 was obtained by combining unaudited financial data for Reiman for the six-months ended December 31, 2001 with unaudited financial data for the three-months ended March 31, 2002.

Interim results are not necessarily representative of those that would result for the entire year.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet:

The adjustments to the unaudited pro forma condensed combined balance sheet as of March 31, 2002 have been calculated assuming the acquisition took place on March 31, 2002, and are as follows:

(a) To eliminate historical balances of Reiman that are excluded from the assets acquired and liabilities assumed in accordance with the Asset Purchase Agreement dated March 21, 2002, previously filed, and to record the preliminary allocation of the excess of the purchase price over the net assets acquired and identified intangible assets as follows:

     Cash paid for the Reiman
          acquisition                                 $ 760.0
    Add:
          Liabilities assumed in excess of assets
            acquired and opening balance sheet
            adjustments                                  87.5
          Transaction costs                               7.0
                                                      -------

     Total purchase price                               854.5
     Less identified intangibles:
          Trademarks and subscriber lists               206.8
                                                      -------
          Excess of cost over net assets acquired     $ 647.7
                                                      =======

(b)   To record debt incurred by Reader's Digest to finance the acquisition.

      In order to finance the acquisition, pay related financing and transaction costs, finance an other proposed transactions, and refinance existing working capital obligations, on May 20, 2002
      Reader's Digest borrowed $950.0 under new term loans. Because $100.0 of the total borrowings relates to an other proposed transaction that is not directly attributable to the Reiman acquisition, such amount has been reflected in a separate column in the accompanying unaudited pro forma condensed combined balance sheet. Accordingly, the Reader's Digest and Reiman pro forma column in the accompanying unaudited pro forma condensed combined balance sheet reflects borrowings which include only the $850.0 necessary to finance the Reiman acquisition, pay related transaction and debt financing fees, and refinance a portion of existing working capital obligations as required by the new term loans.

      Concurrent with the $950.0 borrowing, Reader's Digest amended and restated its existing Five-Year Revolving Credit and Competitive
      Advance Facility (Five-Year Facility) to conform it to the new term loan agreement. Also, concurrent with the $950.0 borrowing, the previously existing 364-Day Revolving Credit and Competitive Advance Facility was terminated. The term loans bear interest at either the Alternate Base Rate, as defined therein, or LIBOR, at Reader's
      Digest's election, plus a spread based upon Reader's Digest's credit rating at the time the rate is established. At the beginning of each borrowing period, Reader's Digest may reset the interest rate at intervals between three and six months. Interest on the Five-Year Facility is calculated in substantially the same manner as interest under the term loans. The term loan agreement requires quarterly principal payments to be made ($28.6 related to the Reiman acquisition, and $3.4 related to the other transaction, is the current portion of long term debt and is classified in loans and notes payable in the accompanying unaudited pro forma condensed consolidated balance sheet), and is secured by substantially all of the assets of Reader's Digest. The final principal payment is due on May 20, 2008.

      For Reader's Digest and Reiman unaudited pro forma condensed combined balance sheet purposes, the use of proceeds from the term loan of $950.0 is as follows:

     Total borrowings                                     $ 950.0
     Less:
        Amounts related to other transactions               100.0
                                                          -------
     Borrowings related to Reiman acquisition               850.0
     Less:
        Debt financing fees                                  14.2
        Transaction costs                                     7.0
        Refinancing existing working capitalobligations      68.8
                                                          -------
     To finance the Reiman acquisition                    $ 760.0
                                                          =======

   The $100.0 in borrowings related to an other proposed transaction was temporarily used to repay $86.6 of the Five-Year Facility. After giving effect to the repayment of such obligation, as of March 31, 2002, Reader's Digest had $13.4 in cash remaining from the $100.0 borrowed. Upon consummation of the other proposed transaction, any capital requirements related to the transaction will be funded from the Five-Year Facility.
   The deferred financing fees of $1.3 were paid for using existing cash.

(c) To reclassify deferred promotion costs derived from Reiman's historical financial statements to conform to Reader's Digest's presentation and conform Reiman's policies for capitalization and amortization of direct response advertising costs to Reader's Digest's policies.

(d) To reclassify the portion of unearned revenue that will be recognized prior to March 31, 2003 as a current liability, consistent with Reader's Digest's presentation.

(e) To conform Reiman's magazine revenue recognition policy to Reader's Digest's policy.

Notes to Unaudited Pro Forma Condensed Combined Statement of Income:

The adjustments to the unaudited pro forma condensed combined statement of income for the nine-months ended March 31, 2002 have been calculated assuming the acquisition took place on July 1, 2000, and are as follows:

(f) To eliminate revenues and expenses related to transactions between Reiman and Reader's Digest.

(g) To reclassify amounts derived from Reiman's historical financial statements to conform to Reader's Digest's presentation. Such costs include:

      - Promotion costs of $69.3, reclassified from product, distribution and editorial expenses to promotion, marketing, and administrative expenses.
      - Bad debt expense of $4.0, reclassified from promotion, marketing, and administrative expenses to revenues.
      - Agent commissions of $0.6, reclassified from revenues to promotion, marketing, and administrative expenses.

(h)   To eliminate:
      - Compensation expense related to put options not assumed by Reader's Digest, of $1.6.
      - Interest expense related to Reiman's debt, which was not assumed as part of the acquisition, of $13.9.
      - Amortization expense related to Reiman's historical intangible assets, of $30.3.

(i) To record amortization related to the acquired subscriber list intangible assets. Such subscriber lists are being amortized over their estimated useful lives between three and six years. Reader's Digest has determined that the acquired tradename intangible assets have an indefinite life.

(j) To record incremental interest expense related to the $850.0 of debt incurred by Reader's Digest to consummate the Reiman acquisition, pay related financing and transaction costs, and refinance existing working capital obligations (see Note (b) in the Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2002, contained herein). This amount includes amortization of deferred financing fees of $14.2. For purposes of the pro forma financial information, the interest rate on these borrowings is assumed to be set each quarter using the three-month LIBOR on the first day of the quarter, and assumes minimum quarterly principal repayments of $7.1.

(k) To conform Reiman's magazine revenue recognition policy to Reader's Digest's policy.

(l) To conform Reiman's policies for capitalization and amortization of direct response advertising costs to Reader's Digest's policies.

(m) To record income tax expense for pro forma adjustments as well as adjust Reiman's historical income tax expense.